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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CALLON PETROLEUM COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING REQUIREMENTS
QUORUM AND OTHER MATTERS
BENEFICIAL OWNERSHIP OF SECURITIES
PROPOSAL I
EXECUTIVE COMPENSATION
AGGREGATED OPTION EXERCISES IN 2005 AND OPTION VALUES AT DECEMBER 31, 2005
PERFORMANCE GRAPH
PROPOSAL II
PROPOSAL III
SHAREHOLDERS’ PROPOSALS FOR 2007 ANNUAL MEETING
FINANCIAL STATEMENTS AND OTHER AVAILABLE DOCUMENTS
OTHER BUSINESS

CALLON PETROLEUM COMPANY
200 NORTH CANAL STREET
NATCHEZ, MISSISSIPPI 39120
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 4, 2006
To the Shareholders of
 Callon Petroleum Company (the “Company”):
     Notice is hereby given and you are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company which will be held in Natchez, Mississippi, on Thursday, May 4, 2006, at 9:00 a.m., in the St. Louis Room of the Natchez Convention Center, 211 Main Street, Natchez, Mississippi 39120, for the following purposes:
1.	To elect two Class III directors to hold office until the 2009 Annual Meeting of Shareholders;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006;

3.	To approve and ratify the Callon Petroleum Company 2006 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.
     The specific details of the matters proposed to be put before the Annual Meeting are set forth in the proxy statement accompanying and forming part of this notice.
     Only shareholders of record at the close of business on March 24, 2006 will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponements thereof. Each common share is entitled to one vote per share. Whether or not you plan to attend the Annual Meeting, we request that you sign, date and promptly mail the enclosed proxy in the pre-addressed envelope enclosed.

By Order of the Board of Directors

/s/ Robert A. Mayfield

Robert A. Mayfield Corporate Secretary
Natchez, Mississippi
April 14, 2006
     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR USE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE 2006 ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

PROXY STATEMENT

CALLON PETROLEUM COMPANY
200 North Canal Street
Natchez, Mississippi 39120
(601) 442-1601

ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, MAY 4, 2006

SOLICITATION AND REVOCABILITY OF PROXIES
     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Callon Petroleum Company, a Delaware corporation (the “Company”), from holders (“Shareholders”) of the common stock, $.01 par value per share (“Common Stock”), of the Company for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 4, 2006, at 9:00 a.m., in the St. Louis Room of the Natchez Convention Center, 211 Main Street, Natchez, Mississippi 39120, and at any adjournment or postponement thereof (such meeting or adjournment thereof is referred to herein as the “Annual Meeting”), for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders (“Notice”).
     A proxy in the form accompanying this Proxy Statement (each a “Proxy”), when properly executed and returned, will be voted in accordance with the directions specified on the Proxy, and otherwise in accordance with the judgment of the persons designated therein as proxies. Any Proxy which does not withhold authority to vote or on which no other instructions are given will be voted for the election of the nominees named herein to the Board of Directors and in favor of the other proposals set forth in the Notice. Any Proxy may be revoked at any time before it is exercised by delivering, to the Corporate Secretary of the Company, written notice of revocation or a duly executed Proxy bearing a later date, or by voting in person at the Annual Meeting.
     This Proxy Statement and the accompanying Notice and form of Proxy are being mailed to Shareholders on or about April 14, 2006. The Annual Report for the Company’s fiscal year ended December 31, 2005 is also being mailed to Shareholders contemporaneously with this Proxy Statement, although the Annual Report does not form a part of the material for the solicitation of Proxies. The contents of this proxy statement have been approved by the Board of Directors of the Company.
     Proxies will be solicited primarily by mail, but employees of the Company may also solicit Proxies in person or by telephone. Arrangements may be made with brokerage firms or other custodians, nominees, and fiduciaries to send proxy materials to the beneficial owners of the Common Stock of the Company. All costs incurred in the solicitation of Proxies will be borne by the Company.
Matters to be Considered at the Annual Meeting
     Unless otherwise indicated, Proxies in the form enclosed that are properly executed, duly returned, and not revoked will be voted in favor of (1) the election of two Class III director nominees to the Board of Directors named herein, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and (3) the approval and ratification of the Callon Petroleum Company 2006 Stock Incentive Plan (“2006 Stock Incentive Plan.”)
     The Board of Directors is not presently aware of any other proposals that may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed Proxy will vote in accordance with what they consider to be in the best interests of the Company and its Shareholders.

VOTING REQUIREMENTS
     The Board of Directors has fixed the close of business on March 24, 2006 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of all Shareholders entitled to vote at the Annual Meeting will be open for examination by any Shareholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 200 North Canal Street, Natchez, Mississippi 39120. Such list will also be available at the Annual Meeting and may be inspected by any Shareholder who is present. On the Record Date, the Company’s outstanding voting securities consisted of 19,516,239 shares of Common Stock. Holders of Common Stock will be entitled to one vote per share of Common Stock held of record on the Record Date for each proposal to be presented at the Annual Meeting.
QUORUM AND OTHER MATTERS
     The holders of a majority of the total shares of Common Stock issued and outstanding on the Record Date, whether present in person or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum is present under Delaware law, broker non-votes and abstentions count towards the establishment of a quorum. The election of directors requires the favorable vote of the holders of a plurality of shares of Common Stock present and voting, in person or by Proxy, at the Annual Meeting. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular candidate. A majority of the votes represented by the Shareholders present at the Annual Meeting, in person or by proxy, is necessary for approval of the 2006 Stock Incentive Plan and ratification of the appointment of the Company’s independent registered public accounting firm. Abstaining shares will be considered present at the Annual Meeting for these matters so that the effect of abstentions will be the equivalent of a “no” vote. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for these matters so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and the broker has not received voting instructions from the beneficial owner. Votes cast at the meeting will be counted by the inspector of election.

BENEFICIAL OWNERSHIP OF SECURITIES
Management and Principal Shareholders
     The following table sets forth, as of the Record Date, certain information with respect to the ownership of shares of Common Stock held by (i) all persons known by the Company to be the beneficial owners of 5% or more of the outstanding Common Stock, (ii) each director, (iii) each nominee for director, (iv) each of the executive officers named in the Summary Compensation Table, and (v) all executive officers and directors of the Company as a group. Information set forth in the table with respect to beneficial ownership of Common Stock has been obtained from filings made by the named beneficial owners with the Securities and Exchange Commission (“Commission”) as of the Record Date or, in the case of executive officers and directors of the Company, has been provided to the Company by such individuals.

Name and Address of	Common Stock (a)
Beneficial Owner	Beneficial Ownership		Percent

Directors:
Fred L. Callon	560,464	(b)	2.84%
L. Richard Flury	10,000	(c)	*
John C. Wallace	144,060	(d)	*
B. F. Weatherly	89,481	(e)	*
Richard O. Wilson	147,703	(f)	*
Named Executive Officers:			*
Stephen F. Woodcock	102,587	(g)	*
Thomas E. Schwager	1,856	(h)	*
Rodger W. Smith	39,126	(i)	*
H. Clark Smith	47,518	(j)	*
Directors and Executive Officers:
As a Group (10 persons)	1,198,027	(k)	5.94%
Certain Beneficial Owners:
Wellington Management Company, LLP	1,391,000	(l)	7.13%
75 State Street
Boston, MA 02109
Franklin Resources, Inc.	1,537,500	(m)	7.88%
One Franklin Parkway
San Mateo, CA 94403
Dimensional Fund Advisors Inc.	1,634,900	(n)	8.38%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Barclays Global Investors, NA	1,377,916	(o)	7.06%
45 Fremont Street
San Francisco, CA 94105
Kennedy Capital Management, Inc.	1,011,000	(p)	5.18%
10829 Olive Blvd.
St. Louis, MO 63141

*	Less than 1%
a)	Unless otherwise indicated, each of the persons listed in the following table may be deemed to have sole voting and dispositive power with respect to such shares. Beneficial ownership does not include the unvested portion of the 2004 restricted stock awards due to lack of voting and disposition power. Percentage ownership of a holder or class of holders is calculated by dividing (i) the number of shares of Common Stock outstanding attributed to such holder or class of holders plus the total number of shares of Common Stock underlying options exercisable within sixty days of March 24, 2006, by (ii) the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock underlying options exercisable within sixty days of March 24, 2006, but not Common Stock underlying such securities held by any other person.

b)	Of the 560,464 shares beneficially owned by Fred L. Callon, 255,720 shares are owned directly by him; 92,170 shares are held by him as custodian for certain minor Callon family members; 11,199 shares are owned within the Company’s Employee Savings and Protection Plan; and 201,375 shares are subject to options under the 1996 Plan exercisable within 60 days. Shares indicated as owned by Mr. Callon do not include 24,904 shares of Common Stock owned by his wife over which he disclaims beneficial ownership and 34,400 shares of unvested restricted stock.

c)	Of the 10,000 shares beneficially owned by L. Richard Flury, 5,000 shares are owned directly by him and 5,000 shares are subject to options under the 1996 Plan exercisable within 60 days. Shares indicated as owned by Mr. Flury do not include 20,000 shares of unvested restricted stock.

d)	Of the 144,060 shares beneficially owned by John C. Wallace, 59,060 shares are owned directly by him; 15,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 65,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days. Shares indicated as owned by Mr. Wallace do not include 20,000 shares of unvested restricted stock.

e)	Of the 89,481 shares beneficially owned by B. F. Weatherly, 2,288 shares are owned within his personal IRA account; 2,193 shares are held in joint tenancy with his wife; 15,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 65,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days. Shares indicated as owned by Mr. Weatherly do not include 20,000 shares of unvested restricted stock.

f)	Of the 147,703 shares beneficially owned by Richard O. Wilson, 15,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 65,000 shares are subject to options under the 1996 Plan exercisable within 60 days; 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days; 55,884 shares are held in a family limited partnership; and 6,819 shares are held in a Trust account. Shares indicated as owned by Mr. Wilson do not include 20,000 shares of unvested restricted stock.

g)	Of the 102,587 shares beneficially owned by Stephen F. Woodcock, 4,836 are owned directly by him; 7,001 shares are owned within the Company’s Employee Savings and Protection Plan; 69,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 21,750 shares are subject to options under the 2002 Plan exercisable within 60 days. Shares indicated as owned by Mr. Woodcock do not include 14,800 shares of unvested restricted stock.

h)	Of the 1,856 shares beneficially owned by Thomas E. Schwager, 1,651 are owned directly by him; and 205 shares are owned within the Company’s Employee Savings and Protection Plan. Shares indicated as owned by Mr. Schwager do not include 14,000 shares of unvested restricted stock.

i)	Of the 39,126 shares beneficially owned by Rodger W. Smith, 1,463 shares are owned directly by him; 6,980 shares are owned within the Company’s Employee Savings and Protection Plan; 28,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 2,683 shares are subject to options under the 2002 Plan exercisable within 60 days. Shares indicated as owned by Mr. Smith do not include 10,000 shares of unvested restricted stock.

j)	Of the 47,518 shares beneficially owned by H. Clark Smith, 15,704 shares are owned directly by him; 4,764 shares are owned within the Company’s Employee Savings and Protection Plan; 7,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 12,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 8,050 shares are subject to options under the 2002 Plan exercisable within 60 days. Shares indicated as owned by Mr. Smith do not include 8,800 shares of unvested restricted stock.

k)	Includes 59,000 shares subject to options under the 1994 Plan exercisable within 60 days; 529,925 shares subject to options under the 1996 Plan exercisable within 60 days; 53,483 shares are subject to options under the 2002 Plan exercisable within 60 days; and 34,254 shares are owned within the Company’s Employee Savings and Protection Plan. Shares indicated as owned do not include 170,800 shares of unvested restricted stock.

l)	Information is based upon a Schedule 13G/A filed with the Commission on February 14, 2006 by Wellington Management Company, LLP (“Wellington”). In this Schedule 13G/A, Wellington represents that it has shared voting power with respect to 782,800 shares and shared dispositive power with respect to 1,391,000 shares of Common Stock.

m)	Information is based upon a Schedule 13G/A filed with the Commission on February 13, 2006 by Franklin Resources, Inc. (parent holding company), Charles B. Johnson and Rupert H. Johnson, Jr. (principal shareholders of parent holding company), and Franklin Advisers, Inc. (investment adviser), (collectively “Franklin Advisers”). In this Schedule 13G, Franklin Advisers, Inc.

represents that it has sole voting power and sole dispositive power with respect to 1,537,500 shares of Common Stock issuable upon exercise of warrants.

n)	Information is based upon a Schedule 13G/A filed with the Commission on February 6, 2006 by Dimensional Fund Advisors Inc. (“Dimensional”). In this Schedule 13G, Dimensional represents that it has sole voting power and sole dispositive power with respect to 1,634,900 shares of Common Stock.

o)	Information is based upon a Schedule 13G filed with the Commission on January 26, 2006 by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, LTD., and Barclays Global Investors Japan Trust and Banking Company Limited (collectively “Barclays”). In this Schedule 13G, Barclays represents that it has sole voting power with respect to 1,257,687 shares of common stock and sole dispositive power with respect to 1,377,916 shares of Common Stock.

p)	Information is based upon a Schedule 13G filed with the Commission on February 14, 2006 by Kennedy Capital Management, Inc. (“Kennedy”). In this Schedule 13G, Kennedy represents that it has sole voting power with respect to 981,400 shares of common stock and sole dispositive power with respect to 1,011,000 shares of Common Stock.
     With respect to shares issuable upon exercise of stock options, the named individuals acquire investment power for these shares immediately upon a “change of control” as defined in the applicable plan.
PROPOSAL I
ELECTION OF DIRECTORS
Nominees
     The Company’s Certificate of Incorporation provides for a classified Board of Directors. The Board of Directors is divided into three classes of nearly equal size, designated as Class I (currently with one director), Class II (currently with two directors) and Class III (currently with two directors). One class of directors is elected at each annual meeting of Shareholders to serve for a three-year term.
     The terms of the two Class III directors, Messrs. Fred L. Callon and L. Richard Flury, will expire on the date of the Annual Meeting.
     Messrs. Fred L. Callon and L. Richard Flury have been nominated to serve as Class III directors until the 2009 Annual Meeting, or until their respective successors have been duly elected and qualified. Each of the persons described in the preceding sentence (the “Nominees”) was nominated by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee.
     It is intended that all shares of Common Stock represented by the Proxies will be voted “FOR” the election of the Nominees, except where authority to vote in the election of directors has been withheld. Should the Nominees become unable or unwilling to serve as directors at the time of the Annual Meeting, the person or persons exercising the Proxies will vote for the election of substitute Nominees designated by the Board of Directors, or the Board of Directors may choose to reduce the number of members of the Board of Directors to be elected at the Annual Meeting in order to eliminate the vacancy. The Nominees have consented to be nominated and have expressed their intention to serve if elected. The Board of Directors has no reason to believe that the Nominees will be unable or unwilling to serve if elected. Only the Nominees or substitute Nominees designated by the Board of Directors will be eligible to stand for election as directors at the Annual Meeting. See “Shareholders’ Proposals for 2007 Annual Meeting.”
     The Board of Directors recommends that you vote “FOR” the election of Messrs. Callon and Flury.

Directors and Executive Officers
     The following table provides information with respect to the Nominees, all current directors whose terms will continue after the Annual Meeting, and the present executive officers of the Company. Each executive officer has been elected to serve until his or her successor is duly appointed or elected by the Board of Directors or their earlier removal or resignation from office.

		Company Position
Name	Age	Since	Present Company Position
Class I Directors:
(Term Expires in 2007)
John C. Wallace	67	1994	Director

Class II Directors:
(Term Expires in 2008)
B. F. Weatherly	61	1994	Director
Richard O. Wilson	76	1995	Director

Class III Directors:
(Term Expires in 2006)
Fred L. Callon	56	1994	Director, Chairman of the Board, President, Chief Executive Officer, and Nominee

L. Richard Flury	58	2004	Director, Nominee

Other Executive Officers:
Robert A. Mayfield	55	2000	Corporate Secretary
Thomas E. Schwager	55	1997	Vice President
H. Clark Smith	53	2001	Corporate Information Officer
Rodger W. Smith	56	1999	Corporate Controller and Treasurer
Stephen F. Woodcock	54	1997	Vice President
     The following is a brief description of the background and principal occupation of each director (including each Nominee) and executive officer:
     Fred L. Callon has been Chairman of the Board of Directors of the Company since May 2004 and President and Chief Executive Officer of the Company and Callon Petroleum Operating Company since January 1997. Prior to January 1997, he was President and Chief Operating Officer of the Company, positions he had held with the Company or its predecessors since 1984. He has been employed by the Company or its predecessors since 1976. Mr. Callon graduated from Millsaps College in 1972 and received his M.B.A. degree from the Wharton School of Finance in 1974. Following graduation and until his employment by Callon Petroleum Operating Company, he was employed by Peat, Marwick, Mitchell & Co., certified public accountants. He is the nephew of the late John S. Callon, the Company’s founder.
     L. Richard Flury is a graduate of the University of Victoria (Canada). He spent over 30 years with Amoco Corporation, and later, BP plc, from which he retired as Chief Executive, Gas and Power and Renewables, on December 31, 2001, a position he had held since June of 1999. Prior to Amoco’s merger with BP in 1998, he served in various executive positions and was Chief Executive for Worldwide Exploration and Production and Executive Vice President of Amoco Corporation at the time of the merger. Currently, he is a member of the Board of Directors of Questar Corporation, a publicly-traded oil and gas company, and the Chicago Bridge and Iron Company, N.V., a publicly-traded engineering, procurement and construction company, and serves as a Trustee of Thunderbird — The Garvin School of International Management.
     Robert A. Mayfield is the Corporate Secretary and also oversees Tax Services for the Company and Callon Petroleum Operating Company. He was appointed Corporate Secretary in February 2000. Prior to his appointment as Corporate Secretary, he had served as the Manager of Tax Services and Securities and Exchange Commission Reporting since 1981. Prior to joining Callon, he was employed by McCormick Oil and Gas Company in Houston, Texas, where he served as an assistant to the tax manager. Mr. Mayfield received his B.S. degree in accounting from Louisiana Tech University in 1972 and is a member of the Society of Corporate Secretaries & Governance Professionals.

     Thomas E. Schwager has been Vice President of Engineering and Operations for the Company and Callon Petroleum Operating Company since November 1997. Mr. Schwager has held various engineering positions with the Company and its predecessors since 1981. Prior to joining the Company, Mr. Schwager held engineering positions with Exxon Company USA in Louisiana and Texas. He received his B.S. degree in petroleum engineering from Louisiana State University in 1972. He is a registered professional engineer and a member of the Society of Petroleum Engineers.
     H. Clark Smith is Corporate Information Officer for the Company and Callon Petroleum Operating Company. Prior to being appointed to that position in March 2001, he had served as Manager — Information Technology since January 1990 and in other computer related positions with the Company and its predecessors since 1983. At Mississippi State University, he majored in Industrial Technology. During his tenure with the Company, he has received extensive technical and management training from the University of Southern Mississippi, International Business Machines, Microsoft, Novell, and Arthur Andersen & Company. He has also served as Manager — Information Services with Jefferson Davis Regional Medical Center and as a principal of the consulting firm, Mississippi Computing Consultants.
     Rodger W. Smith is the Corporate Controller and Treasurer for the Company and Callon Petroleum Operating Company. Mr. Smith was appointed Corporate Controller in 2004. Prior to being appointed Treasurer in April 1999, he had served as Manager of Budget and Analysis since 1994. Prior to 1994, Mr. Smith was Manager of Exploration and Production Accounting and has been employed by the Company and its predecessors since 1983. Prior to his employment with the Company, he was employed by International Paper Company as a plant controller. He received his B.S. degree in accounting from the University of Southern Mississippi in 1973.
     John C. Wallace is a Chartered Accountant having qualified with PricewaterhouseCoopers in Canada in 1963, after which he joined Baring Brothers & Co., Limited in London, England. For over twenty years, he has served as Chairman of Fred. Olsen Ltd., a London-based corporation that he joined in 1968 and which specializes in the business of shipping, renewable energy and property development. He received his B. Comm degree majoring in Accounting and Economics from McGill University in 1959. In November 2004 he successfully completed the International Uniform Certified Public Accountant Qualification Examination (“IQEX”) and has received a CPA Certificate from the State of Illinois. Mr. Wallace is a director of Fred. Olsen Energy ASA, a publicly-held Norwegian company engaged in the offshore energy service industry; and Ganger Rolf ASA and Bonheur ASA, Oslo, both publicly-traded shipping companies.
     B. F. Weatherly has been a principal of CapSource Financial, Houston, Texas, an investment-banking firm, since 1989. He is also a general partner of CapSource Fund, L.P., Jackson, Mississippi, an investment fund, and has held that position since 1997. Mr. Weatherly received a Master of Accountancy degree from the University of Mississippi in 1967. Mr. Weatherly has previously been associated with Arthur Andersen LLP, and has served as a Senior Vice President of Brown & Root, Inc. and Weatherford International, Inc. B. F. Weatherly and the late John S. Weatherly were brothers.
     Richard O. Wilson is an Offshore Consultant. In his 50 years of working in offshore drilling and construction, he spent two years with Zapata Offshore and 21 years with Brown & Root, Inc. working in various managerial capacities in the Gulf of Mexico, Venezuela, Trinidad, Brazil, the Netherlands, the United Kingdom, Norway and Mexico. Mr. Wilson was a Director and Senior Group Vice President of Brown & Root, Inc. and Senior Vice President of Halliburton, Inc. For 18 years he was associated with Fred. Olsen Interests where he served as Chairman of OGC International PLC, Dolphin A/S and Dolphin Drilling Ltd. He holds a B.S. degree in Civil Engineering from Rice University. Mr. Wilson is a Fellow in the American Society of Civil Engineers, a Director of Flotek Industries, Inc. and a Director of the Museum of Printing History in Houston, Texas. In 2000 Mr. Wilson was elected an Industry Pioneer by the Offshore Energy Center, Houston, Texas.
     Stephen F. Woodcock is Vice President of Exploration for the Company and Callon Petroleum Operating Company. Prior to being appointed to this position in November 1997, Mr. Woodcock had served as Manager of Geology and Geophysics since his initial employment by the Company and Callon Petroleum Operating Company in 1995. Prior thereto, he was Manager of Geophysics for CNG Producing Company and Division Geophysicist for Amoco Production Company. Mr. Woodcock received a master’s degree in geophysics from Oregon State University in 1975.
     All officers and directors (including the Nominees) of the Company are United States citizens, except Mr. Wallace, who is a citizen of Canada. L. Richard Flury holds both U.S. and Canadian citizenship.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company and the New York Stock Exchange copies of all Section 16(a) forms they file with the Commission.
     Based solely on review of the copies of such reports furnished to the Company during, or with respect to, the fiscal year ended December 31, 2005, and written representations from all of the Company’s officers and directors, to the Company’s knowledge, all of the Company’s officers, directors and greater than ten percent shareholders have complied with all Section 16(a) filing requirements for the year ended December 31, 2005.
Information Concerning the Operation of the Board of Directors
     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a quarterly basis to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors may also hold special meetings when an important matter requires Board action between regularly scheduled meetings.
     During 2005, the Board of Directors of the Company met formally four times and executed three Unanimous Written Consents. All of the Company’s directors attended more than 75% of the aggregate of the total number of board meetings. In addition, the non-employee directors meet in executive sessions without management following each quarterly board meeting. Richard O. Wilson, chairman of the Nominating and Corporate Governance Committee for the period prior to August 2005, presided over all executive sessions. Beginning in August 2005, L. Richard Flury, chairman of the Nominating and Corporate Governance Committee, presided over all other executive sessions.
     Compensation of Non-Employee Directors. Each non-employee director receives an annual retainer of $40,000 per year with an additional $20,000 per year for the chairman of the Audit Committee and an additional $10,000 per year to the chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee. Each non-employee director is reimbursed for out-of-pocket expenses incurred to attend Board meetings. On the date he or she is initially elected or appointed to the Board, each non-employee director receives an automatic grant of an option to purchase 5,000 shares of Common Stock for an exercise price equal to the fair market price on the date of grant and for a ten-year term. Thereafter, for each subsequent year in which the non-employee director serves as a director, he or she is automatically granted an option to purchase an additional 5,000 shares on the same terms. Periodically, the Compensation Committee has approved additional option and restricted stock grants to non-employee directors.
     Director Independence. It is the policy of the Board of Directors that a majority of the members of the Board be independent of the Company’s management. The Company’s Corporate Governance Principles contain the following guidelines to assist the Board in determining director independence in accordance with the applicable New York Stock Exchange and SEC rules:
•	No director who is an employee or former employee of the Company, or whose immediate family member is an executive officer or former executive officer of the Company, shall be considered “independent” until three years after such employment has ended;

•	No director who is receiving, or in the last three years has received, or whose immediate family member is receiving, or in the last three years has received, more than $100,000 per year in direct compensation from the Company, other than fees received in such director’s capacity as a member of the Board or any Board committee and pension payments or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) shall be considered “independent.” Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence;

•	No director who is, or in the past three years has been, affiliated with or employed by, or whose immediate family member is, or in the past three years has been, affiliated with or employed in a professional capacity by, a present or former internal auditor or independent auditing firm of the Company shall be considered “independent;”

•	No director who is, or in the past three years has been, employed as, or whose immediate family member is, or in the past three years has been, employed as, an executive officer by any company for which any executive officer of the Company serves as a member of its compensation committee (or, in the absence of a compensation committee, the board committee performing equivalent functions, or, in the absence of such committee, the board of directors) shall be considered “independent;”

•	No director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenue shall be considered “independent” until three years after such payments fall below such threshold; and

•	An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. When applying the three-year look-back provisions, it does not include individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
     The Board of Directors has affirmatively determined that Messrs. Flury, B.F. Weatherly, Wallace and Wilson do not have any material relationships with the Company that may interfere with the exercise of their independence from management and the Company and are independent directors under applicable New York Stock Exchange and SEC rules. Each of these directors also meets the standards for independence contained in the Company’s Corporate Governance Principles as described above.
     Corporate Governance Principles. The Company believes that good corporate governance is important to ensure that Callon Petroleum Company is managed for the long-term benefit of its shareholders. Available on the Company website, www.callon.com, under the section “Governance”, are copies of the Company’s:
•	Corporate Governance Principles;

•	Code of Business Conduct and Ethics;

•	Audit Committee Charter;

•	Compensation Committee Charter; and

•	Nominating and Corporate Governance Committee Charter.
     Copies of these documents are also available in print, free of charge, to any shareholder upon request to the Company’s Corporate Secretary.
     Any amendments to or waivers of the foregoing documents will also be posted on the Company’s website.
     Communication with the Board of Directors. In order to provide the Company’s shareholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Callon shareholders and other interested persons may communicate with the Chairman of the Company’s Audit Committee or with the non-management directors of the Company as a group by written communications addressed in care of Corporate Secretary, Callon Petroleum Company, 200 North Canal Street, Natchez, MS 39120.
     All communications received in accordance with these procedures will be reviewed initially by senior management of the Company. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication (a) does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees; (b) relates to routine or insignificant matters that do not warrant the attention of the Board of Directors; (c) is an advertisement or other commercial solicitation or communication; (d) is frivolous or offensive; or (e) is otherwise not appropriate for delivery to directors.
     The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.
     The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes. As of the Record Date, no communications have been received.
     Attendance at Annual Meeting of Shareholders. It is the policy of the Board that, to the extent possible, all directors attend the annual meeting of shareholders. All directors attended the 2005 annual meeting of shareholders.
     Board Committees. In order to facilitate the various functions of the Board of Directors, the Board of Directors has created an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.
     Audit Committee. The principal function of the Audit Committee is to assist the Board of Directors in the areas of financial reporting and accounting integrity. The Audit Committee reviews the accounting and auditing procedures and financial reporting practices of the Company and is responsible for the engagement of, and overseeing all audit work conducted by, the Company’s independent registered public accounting firm. The Audit Committee is governed by a Charter that has been approved by the Board of Directors. The Audit Committee meets periodically with the Company’s management, internal auditor and independent registered public accounting firm to review the Company’s financial information and systems of internal controls and ensure such parties are properly discharging their responsibilities. The independent registered public accounting firm reports directly to the Audit Committee and periodically meets with the Audit Committee without management representatives present.
     The Audit Committee is composed entirely of non-employee members of the Board, each of whom satisfy the independence requirements for audit committee members under Rule 10A-3 of the Securities Exchange Act of 1934, and are “independent” and “financially literate” as defined by New York Stock Exchange rules. Members of the Audit Committee may not simultaneously serve on the audit committee of more than two other public companies. Following the death of his brother, John S. Weatherly, the former Senior Vice President and Chief Financial Officer of the Company, B. F. Weatherly was appointed to the Audit Committee in August 2005. The Audit Committee is comprised of Messrs. Wallace (Chairman), Flury, Weatherly and Wilson. Additionally, the Board of Directors has determined that Mr. Wallace has the accounting or financial management expertise to be considered a “financial expert” as defined and required by the New York Stock Exchange’s rules and by the Securities Exchange Act of 1934. The Audit Committee’s report on its activities during 2004 and 2005 appears later in this proxy statement under the caption “Audit Committee Report.”
     The Audit Committee held six meetings and did not execute any Unanimous Written Consents during 2005. All members of the Audit Committee attended all the meetings.
     Compensation Committee. The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the Company’s Chief Executive Officer ("CEO") and other executives. In addition, the Committee administers the Company’s incentive compensation and stock option and other equity based plans in which the CEO and other executive officers may be participants and recommends to the Board amendments to such plans or adoption of new plans.
     Each member of the Committee meets the independence requirements of the New York Stock Exchange and applicable federal securities laws. Prior to August 2005, L. Richard Flury served as chairman of the Compensation Committee. In August 2005, B.F. Weatherly was appointed to the committee and currently serves as the chairman. Current members are Messrs. Weatherly (chairman), Flury, Wallace and Wilson. The Compensation Committee held three meetings and executed one Unanimous Written Consent during 2005. All members of the Compensation Committee attended all the meetings.
     Nominating and Corporate Governance Committee. The purpose of the Committee is to:
•	identify and recommend to the Board individuals qualified to be nominated for election to the Board;

•	recommend to the Board the members and Chairperson for each Board committee;

•	periodically review and assess the Company’s Corporate Governance Principles and the Company’s Code of Business Conduct and Ethics and make recommendations for changes thereto to the Board; and

•	oversee the annual self-evaluation of the performance of the Board and the annual evaluation of the Company’s management.
     Each member of the Committee meets the independence requirements of the New York Stock Exchange and applicable federal securities laws. Prior to August 2005, Richard O. Wilson served as chairman of the

Nominating and Corporate Governance Committee. In August 2005, L. Richard Flury replaced Mr. Wilson as chairman and Mr. B. F. Weatherly was appointed to the Nominating and Corporate Governance Committee. Current members are Messrs. Flury (Chairman), Wallace, B.F. Weatherly, and Wilson. The Nominating and Corporate Governance Committee held three meetings and executed two Unanimous Written Consents during 2005. All members of the Nominating and Corporate Governance Committee attended all the meetings. Prior to the formation of this Committee, the entire Board of Directors performed these functions.
     Nominee Qualifications. The Nominating and Corporate Governance Committee has established certain criteria it considers as guidelines in considering nominations to the Company’s Board of Directors. The criteria include:
•	personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in the Company’s industry and with relevant social policy concerns;

•	experience as a board member of another publicly held company;

•	academic expertise in an area of the Company’s operations; and

•	practical and mature business judgment.
     The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the Nominating and Corporate Governance Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board is a financial expert and a majority of the Board members meet all applicable independence requirements, the Committee does not have any specific skills that it believes are necessary for any individual director to possess. Instead, the Committee evaluates potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board. In accordance with the Company’s by-laws, any shareholder may nominate a person for election to the Board of Directors upon delivery of written notice to the Company of such nomination, stating the name and address of the nominee and describing his qualifications. Such notice shall be sent by certified mail or delivered to the principal office of the Company to the attention of the Board of Directors, with a copy to the President and Corporate Secretary of the Company.
     The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s Corporate Governance Principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the Committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations. The committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the committee makes its recommendation to the Board of Directors. The committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
Relationship with Independent Registered Public Accounting Firm
     Management is responsible for establishing and maintaining internal controls over financial reporting and for assessing the effectiveness of those controls. The independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. Ernst & Young LLP, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm during 2005 and was appointed by the Audit Committee to serve in that capacity for 2006.
     Audit Fees Paid to Independent Registered Public Accounting Firm. Fees paid for professional services rendered related to the year ended December 31, 2004 by Ernst & Young LLP for the annual audit and quarterly reviews (including the requirements under Section 404 of the Sarbanes-Oxley Act) were $289,384, including out-of-pocket expenses. Fees paid for professional services rendered related to the year ended December 31, 2005 by Ernst & Young LLP for the annual audit and quarterly reviews (including the requirements under Section 404 of the Sarbanes-Oxley Act) were $304,916, including out-of-pocket expenses. The Audit Committee has concluded that providing the tax-related services mentioned below is compatible with maintaining the principal registered public accounting firm’s independence.
     Audit-related Fees. There were no audit-related fees paid in 2004 or 2005.
     Tax Fees. Professional services billed by Ernest & Young LLP for the review of the federal tax return, federal, state and local tax planning and advice, quarterly estimated tax payments, and assistance/analysis of tax attributes for 2004 were $8,200. Professional services billed for the review of the federal tax return, tax advice and tax planning services for 2005 totaled $18,040.
     All Other Fees. There were no other fees paid to the Company’s independent registered public accounting firm in 2004 or 2005.
     The Audit Committee pre-approves all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, as required by applicable law or listing standards and subject to the terms of the audit and non-audit services pre-approval policy adopted by the Audit Committee. The Committee may delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of any such member to grant pre-approvals are consistent with the terms of the Pre-Approval Policy and are presented to the full Committee at its next scheduled meeting.
Audit Committee Report
     Acting pursuant to its Charter, the Audit Committee reviewed and discussed the Company’s audited financial statements at, and for the year ended, December 31, 2005 with management and the Company’s independent registered public accounting firm and recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. This recommendation was based on:
•	the Audit Committee’s review of the audited financial statements;

•	discussion of the financial statements with management;

•	discussion with the Company’s independent registered public accounting firm, Ernst & Young LLP, of the matters required to be discussed by auditing standards generally accepted in the United States of America, including the matters required to be discussed by SAS 61;

•	receipt from Ernst &Young LLP of the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

•	discussions with Ernst & Young LLP regarding its independence from the Company and its management;

•	Ernst & Young LLP’s confirmation that it would issue its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries and the results of their operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America; and

•	other matters the Audit Committee deemed relevant and appropriate.

John C. Wallace, Chairman
L. Richard Flury
B. F. Weatherly
Richard O. Wilson

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth information with respect to the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company serving in such positions as of December 31, 2005 and one additional officer (“Named Executive Officers”) for the years ended December 31, 2005, 2004 and 2003.

	Annual Compensation				Long-Term Compensation Awards
				Other
				Annual		Securities	All Other
				Compen-	Restricted	Underlying	Compen-
		Salary	Bonus	sation	Stock Award(s)	Options	sation
	Year	($)	($)(a)	($)(b)	($)(c)	(#)(d)	($)(e)
Fred L. Callon	2005	414,000	230,000	—	—	—	37,678
Chairman and Chief	2004	344,405	100,000	—	594,260	—	30,718
Executive Officer	2003	285,605	—	—	—	—	27,052

John S. Weatherly	2005	99,519	125,000	—	—	—	11,172
Senior Vice President	2004	241,331	300,000	—	414,600	—	25,158
and Chief Financial	2003	228,484	—	—	—	—	23,566
Officer (f)

Stephen F. Woodcock	2005	188,555	75,000	—	—	—	21,621
Vice President	2004	182,178	87,500	—	255,670	—	20,008
	2003	178,606	—	—	—	—	20,263

Thomas E. Schwager	2005	177,463	75,000	—	—	—	20,349
Vice President	2004	171,462	87,500	—	241,850	—	18,830
	2003	168,100	—	—	—	—	19,329

Rodger W. Smith	2005	139,725	47,000	—	—	—	16,031
Corporate Controller	2004	128,984	70,000	—	172,750	—	14,122
and Treasurer	2003	120,822	—	—	—	—	13,934

H. Clark Smith	2005	130,802	40,000	—	—	—	15,025
Corporate	2004	123,238	50,000	—	152,020	—	13,547
Information Officer	2003	120,822	—	—	—	—	14,067

(a)	The bonuses listed for 2004 were paid in March 2004 and earned since the last bonus payment date in 2002. The bonuses listed for 2005 were paid in March 2005 and earned since the last bonus payment date in 2004. See “Report on Executive Compensation.” These amounts include any amounts that were deferred at the election of the Named Executive Officers.

(b)	None of the Named Executive Officers received perquisites or other personal benefits, securities or property, the aggregate annual amount of which exceeded the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such officer.

(c)	On July 14, 2004, the following shares of restricted stock were awarded under the 1994 Plan: Fred L. Callon, 43,000 shares; John S. Weatherly, 30,000 shares; Stephen F. Woodcock, 18,500 shares; Thomas E. Schwager, 17,500 shares; Rodger W. Smith, 12,500 shares; H. Clark Smith, 11,000 shares. The restricted stock awards were subject to a 20% per annum vesting schedule beginning on July 14, 2005. On July 14, 2004 the closing price of the Company’s Common Stock on the New York Stock Exchange was $13.82 per share. Unvested portions of these awards are not included in the Beneficial Ownership table due to a lack of voting and dispositive power. As of December 31, 2005 and 2004, Mr. Fred Callon held 34,400 and 43,000 shares, respectively, of unvested restricted stock with an aggregate market value of $607,160 and $621,780, respectively, Mr. Woodcock held 14,800 and 18,500 shares, respectively, of unvested restricted stock with an aggregate market value of $261,220 and $267,510, Mr. Schwager held 14,000 and 17,500 shares, respectively, of unvested restricted stock with an aggregate market value of $247,100 and $253,050, Mr. Rodger Smith held

10,000 and 12,500 shares, respectively, of unvested restricted stock with an aggregate market value of $176,500 and $180,750, Mr. Clark Smith held 8,800 and 11,000 shares, respectively, of unvested restricted stock with an aggregate market value of $155,320 and $159,060. At December 31, 2004 Mr. Weatherly held 30,000 shares of unvested restricted stock valued at $433,800. On the date of his death, May 12, 2005, these shares became 100% vested and were valued at $419,400 or $13.98 per share.

The value of the unvested restricted stock held by the Named Executive Officers as of December 31, 2005 and 2004 is based on the closing price of the Company’s Common Stock on the New York Stock Exchange on such date, which was $17.65 and $14.46 per share, respectively. Any dividends paid by the Company will be payable on outstanding shares of restricted stock.

(d)	No options were issued to the Names Executive Officers in 2005, 2004, and 2003.

(e)	Amounts reflect the Company’s contribution in 2005, 2004, and 2003 of $21,000, $26,700 and $22,197 to Fred L. Callon’s 401(k) savings plan and payment of $16,678, $4,018, and $4,855 for various insurance premiums; $9,952, $22,017, and $20,076 to Mr. Weatherly’s 401(k) savings plan and payment of $1,220, $3,141, and $3,490 for various insurance premiums; $18,855, $18,218, and $17,680 to Mr. Woodcock’s 401(k) savings plan and payments of $2,766, $1,790, and $2,583 for various insurance premiums; $17,747, $17,146, and $16,852 to Mr. Schwager’s 401(k) savings plan and payment of $2,602, $1,684, and $2,477 for various insurance premiums; $13,972, $12,899 and $11,936 to Mr. Rodger Smith’s 401(k) savings plan and payment of $2,059, $1,223, and $1,998 for various insurance premiums; $13,080, $12,324 and $12,069 to Mr. Clark Smith’s 401(k) savings plan and payment of $1,945, $1,223, and $1,998 for various insurance premiums.

(f)	The $99,519 represents salary from January 1, 2005 until his death on May 12, 2005.
Employment Agreements, Termination of Employment and Change-in-Control Arrangements
     Severance Compensation Agreements. Effective January 1, 2002, the Company entered into a Severance Compensation Agreement (the “Agreement”) with Fred L. Callon and John S. Weatherly providing for certain benefits to each of them in the event that a “change of control” occurs. Each Agreement was for a three-year term and automatically extends for successive one-year periods unless either the Company or the executive notifies the other party prior to such renewal that it has elected to terminate the Agreement; provided that the term of each Agreement shall be until the later of two years following the date of a change of control and the satisfaction of all obligations of the Company under the Agreement. The Agreement terminates upon each executive’s death, disability termination for cause or voluntary resignation other than for “good reason.” On May 12, 2005, Mr. Weatherly passed away and his Agreement automatically terminated. Mr. Callon did not elect to terminate his Agreement prior to January 1, 2006 and as a result, his Agreement was automatically extended until January 1, 2007.
     Pursuant to the Agreement, if Mr. Callon’s employment with the Company is terminated without cause by the Company or for good reason by the executive within two years following a change of control by the Company, the executive is entitled to a single lump-sum cash payment in an amount equal to three times the sum of (a) the annual base salary of such executive in effect prior to such termination, and (b) the higher of the average bonus earned by the executive during the three preceding years or the target bonus that the executive is eligible to receive during the year of termination. If Mr. Callon’s employment is terminated as a result of his death or disability, the Company is only required to make such payments if the termination occurred within six months of a change of control. “Good reason” is generally defined in the Agreement as a change in the executive’s compensation, benefits, position, responsibilities, or location. A “change of control” is generally defined in the Agreement as (i) any person or group of persons acting in concert shall have become the beneficial owner of more than 50% of the outstanding common stock of the Company; (ii) the stockholders of the Company shall cause a change in the majority of the members of the Board of Directors within a twelve-month period; or (iii) the Company or its stockholders shall enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company.
     The Agreement also provide that, upon a change of control, all stock options, restricted stock, stock appreciation rights and other similar rights held by Mr. Callon shall automatically become fully exercisable notwithstanding any vesting or exercisability provisions.
     If any payment to Mr. Callon is subject to any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, a “gross-up” payment will be made to place such executive in the same net after-tax position as would have been the case if no excise tax had been payable.

     Change in Control. Pursuant to the Callon Petroleum Company 1994 Stock Incentive Plan (the “1994 Plan”), the Callon Petroleum Company 1996 Stock Incentive Plan (the “1996 Plan”), and the Callon Petroleum Company 2002 Stock Incentive Plan (the “2002 Plan”), in the case of a merger or consolidation where the Company is not the surviving entity, or if the Company is about to sell or otherwise dispose of substantially all of its assets while unvested options remain outstanding, the Compensation Committee or other plan administrator may, in its discretion and without Shareholder approval, declare some or all options exercisable in full before or simultaneously with such merger, consolidation or sale of assets without regard for prescribed waiting periods. Alternatively, the Compensation Committee or other plan administrator may cancel all outstanding options provided option holders are given notice and a period of 30 days prior to the merger, consolidation or sale to exercise the options in full.
Stock-Based Incentive Compensation Plans
     The Company currently maintains three Common Stock-based incentive plans for its directors and employees: the 1994 Plan, the 1996 Plan, and the 2002 Plan. The Company in the past has used and will continue to use stock options, restricted stock, and performance share grants to attract and retain key directors and employees in the belief that stock ownership and stock related compensation devices encourage a continuity of interest between directors, employees and Shareholders. The Compensation Committee of the Board of Directors administers all three of the stock incentive plans.
          1994 Plan. The 1994 Plan was adopted on June 30, 1994 and approved by the Company’s sole shareholder on that date. Pursuant to the 1994 Plan, 600,000 shares of Common Stock were reserved for issuance upon the exercise of options or for grants of performance shares. As of March 24, 2006, there were no remaining shares of Common Stock available for grant under the 1994 Plan.
          1996 Plan. On August 23, 1996, the Board of Directors of the Company approved and adopted the 1996 Plan and granted awards thereunder to various employees. The 1996 Plan was approved by the Shareholders of the Company on June 19, 1997. Pursuant to the 1996 Plan, 900,000 shares of Common Stock were reserved for issuance upon the exercise of options or for grants of performance shares. On August 20, 1998, the Board of Directors amended the 1996 Plan, as permitted pursuant to the terms of the 1996 Plan, to increase the number of shares of Common Stock reserved for issuance by 300,000 shares to 1,200,000 shares. On May 9, 2000, the Shareholders of the Company approved an increase in the available number of shares of Common Stock reserved for issuance under the 1996 Plan by 1,000,000 shares to 2,200,000 shares. During 2005, 35,000 options were issued to non-employee directors and newly hired employees, 179,431 shares were returned to the 1996 Plan as a result of being withheld to the exercise price and federal and state income taxes associated with option exercises and/or vesting of restricted stock, and 40,800 shares were returned to the 1996 Plan as a result of expired options and restricted stock. To date in 2006, 15,000 options were issued to a newly hired employee and 208,777 shares were returned to the 1996 Plan associated with an option exercise and the vesting of restricted stock. As of March 24, 2006, there were 880,734 shares of Common Stock available for grant under the 1996 Plan.
          2002 Plan. On February 14, 2002, the Board of Directors of the Company approved and adopted the 2002 Plan. Pursuant to the 2002 Plan, 350,000 shares of Common Stock shall be reserved for issuance upon the exercise of options or for grants of stock options, stock appreciation rights or units, restricted stock, or performance shares or units. This Plan qualified as a “broadly based” plan under the provisions of the New York Stock Exchanges’ rules and regulations at the time it was adopted and therefore did not require Shareholder approval. Because the 2002 Plan is a broadly based plan, the aggregate number of shares underlying awards granted to officers and directors cannot exceed 50% of the total number of shares underlying the awards granted to all employees during any three- year period. During 2005, 30,000 options were issued to newly hired employees. To date in 2006 there has been no awards. As of March 24, 2006, there were 35,666 shares of Common Stock available for grant under the 2002 Plan.
          Cash Bonus Plan. In 1996, the Board of Directors authorized the establishment of a cash bonus program (the “Bonus Plan”) to be administered by and in accordance with the procedures determined by the Compensation Committee. Pursuant to the Bonus Plan, various factors are used to tie officers’ and certain key employees’ compensation to the Company’s performance. Annual financial and operating goals are the initial basis for determining target level bonuses. The Compensation Committee also incorporates other significant operational factors occurring during the period over which bonuses are being determined into the process. See “Report on Executive Compensation.”
          1997 Employee Stock Purchase Plan. In 1997, the Board of Directors authorized the implementation of the Callon Petroleum Company 1997 Employee Stock Purchase Plan (the “1997 Purchase Plan”), which was approved by the Company’s Shareholders on June 19, 1997. The Plan provides eligible employees of the Company with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan. An aggregate of 250,000 shares of Common Stock have been reserved for issuance over the ten-year term of the 1997 Purchase Plan. The purchase price per share at which Common Stock can be purchased by the participant on each purchase date within an offering period is equal to eighty-five percent of the fair market value per share of Common Stock. As of March 24, 2006, all reserved shares have been issued.
Option Grants in the Last Fiscal Year
     During the fiscal year ended December 31, 2005, automatic grants of 5,000 shares to each of the four non-employee directors and 45,000 options to newly hired employees were awarded.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
     The following table sets forth certain information concerning the number and value of unexercised options to purchase Common Stock by the Named Executive Officers at December 31, 2005.
AGGREGATED OPTION EXERCISES IN 2005 AND OPTION
VALUES AT DECEMBER 31, 2005

			Unexercised Options at December 31, 2005
				Value of
			Number of	In-the-Money
	Shares		Underlying	Options
	Acquired	Value	Securities	Exercisable/
	On Exercise	Realized	Exercisable/	Unexercisable
Name	(#)	($)	Unexercisable (a)	($)(b)
Fred L. Callon	37,500	274,875	238,875 / —	1,911,931 / —
John S. Weatherly	—	—	224,000 / —	1,755,006 / —
Stephen F. Woodcock	17,500	128,275	108,250 / —	922,538 / —
Thomas E. Schwager	64,574	360,015	— / —	— / —
Rodger W. Smith	13,867	113,469	39,183 / —	296,373 / —
H. Clark Smith	8,500	62,305	35,550 / —	302,833 / —

(a)	Represents awards granted under the 1994 Plan, the 1996 Plan, and the 2002 Plan.

(b)	On the last trading day in 2005, the closing price of the Common Stock on the New York Stock Exchange was $17.65 per share.
Long-Term Incentive Plan Awards
     Other than the 1994 Plan, the 1996 Plan, and the 2002 Plan, the Company does not have a long-term incentive plan for its employees.
Compensation Committee Interlocks and Insider Participation
     The members of the Company’s Compensation Committee are Messrs. B.F. Weatherly (Chairman), L. Richard Flury, John C. Wallace and Richard O. Wilson, none of whom are or have been officers or employees of the Company or any of its subsidiaries or had a relationship requiring disclosure under this caption.
Report on Executive Compensation
     The Compensation Committee’s purpose is to review and approve compensation arrangements for the Company’s Chief Executive Officer, other executive officers and directors.
     Executive Compensation Philosophy
     The Company’s executive compensation program is primarily designed to attract, develop, motivate and retain loyal, talented individuals who are willing to align their personal performance and compensation expectations with the Company’s primary goal to increase shareholder value, on both a short-term and a long-term basis. The Company recognizes that it must also remain competitive with the pay of other employers who compete with it for talented employees. Therefore, we compare, or benchmark, our programs with other independent exploration and production companies of comparable size and stature. We use this peer group data primarily to ensure that the executive compensation program as a whole is within the range of comparative pay of the peer group companies. While this research provides guidance, the program also allows for the reward of an individual’s significant contribution to the success of the Company.
     The Company’s executive officer compensation program is generally based on three components of remuneration consisting of base salary, potential annual cash bonus and other long-term incentive compensation in the form of stock-based awards. Executive officers are also covered under the company’s medical, life, and disability insurance programs along with a 401-K savings plan available to all employees.
     The Company does not have any employment agreements with its executive officers at this time. However, the Compensation Committee believes that, in order to retain highly qualified executives, it must provide these persons with some security against organizational and personnel changes in the event of a change of control of the Company. In order to provide this security, in early 2002, the Company entered into the Severance Compensation Agreements described under “—Employment Agreements, Termination of Employment and Change of Control Arrangements.” The Compensation Committee believes that agreements such as these are necessary to provide fair treatment to key executives in the event of a change of control. In the future, the Compensation Committee may determine that employment or other agreements with its executive officers are necessary in order to retain key employees and achieve the Company’s long-term growth objectives.
          Base Salaries. Base salaries for each executive officer is determined based on the scope of his or her job responsibilities, level of experience, individual performance, future potential, and competitive salary practices within the oil and gas industry.
          After reviewing the salary levels of the Company’s peers, the Company increased the base salaries of the Company’s executive officers for 2005 by three and one-half percent, representing a “cost of living” adjustment. This cost of living increase was intended to match similar increases by the Company’s competitors and reflects the Compensation Committee’s commitment to maintaining competitive salary levels within the Company and comparable industry groups.
          Potential Annual Cash Bonuses. The Compensation Committee administers a potential cash bonus plan whereby officers’ and certain key employees’ compensation is tied to the Company’s pre-determined set of annual operating and financial performance goals. Bonuses have not been paid in all years. If paid, bonuses are typically awarded in March of the year following the specified period for which the goals are established. The Compensation Committee, in some cases, will also consider other factors such as individual performance and contributions for a given bonus period.
          With respect to the bonuses paid in March 2005, the Compensation Committee evaluated the annual financial and operating goals related to year-end production volumes, cash flow before preferred stock dividends, net income before preferred stock dividends, reserve additions, and finding costs as the initial basis for determining target level bonuses. Each component of the set of goals was given equal weight and resulted in the combined target bonus percentage of 100%. The percentage was then applied to the executive’s base salary to determine the amount of the cash bonus. These amounts were then adjusted based on discretionary basis.
          Long-Term Incentives. The Company relies upon stock options and awards of restricted stock to compensate directors, executive officers and certain key employees. Long-term incentive compensation provides a reward for business success in future years and, being based on performance, is linked to shareholders’ interests. The Company’s long-term incentives are granted periodically to promote alignment of officer and key employee interests with that of shareholders. This type of award could consist of restricted stock and/or stock options. Each year, the Committee determines the amount, if any, and proportion of each type of long-term incentive for each director, officer and key employee.
          The Compensation Committee generally subjects option grants to a vesting schedule and establishes the exercise price as the fair market value (based on trading price on the New York Stock Exchange) of the Common Stock on the date of grant. Restricted stock awards are also subject to a vesting schedule.
          To determine the timing and amount of stock-based awards, the Compensation Committee considers the factors set forth under “Base Salaries” and “Potential Annual Cash Bonuses” above as well as the employee’s ability to influence the Company’s future performance. The Compensation Committee also takes into account the number of outstanding and unvested options and performance shares held by an executive officer as well as the size of previous awards to such executive officer.
     Compensation of the Chief Executive Officer
     The Compensation Committee reviews the CEO’s salary and total compensation package annually. The Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of his base salary, cash bonus or his long-term incentives. This review process encompasses a number of factors, both quantitative and qualitative. Some of the factors considered are as follows:
•	His continued efforts to increase shareholder value;

•	His ability to monitor the oil and gas industry’s constantly changing environment;

•	His ability to effectively communicate the Company’s future strategy and financial results;

•	His ability to attract and develop a qualified management team;

•	His ability to promote an atmosphere of teamwork with other employees;

•	His ability to lead the company as it continues to embrace new opportunities,

•	His higher level of responsibility subsequent to the death of John S. Weatherly, former Senior Vice President and Chief Financial Officer in May 2005; and

•	The total compensation package of those similarly situated and in comparable, peer group companies in the oil and gas exploration and production industry.
     Although the Committee does not assign any pre-determined weight to any specific factor, the Committee considers all of them relevant to the past and future success of the Company. After a review of the total compensation package offered to similar executive officers within the company’s peer group, in January 2005, Mr. Callon’s base salary was increased to $400,000 as compared to $344,405 for the previous year. Mr. Callon also received a three and one-percent cost of living adjustment, bringing him to a total annual salary of $414,000 for 2005. Pursuant to the Company’s Bonus Plan, Mr. Callon also received a $230,000 cash bonus in March 2005 in recognition of his leadership role in the Company accomplishing the annual financial and operating goals and other significant company operational accomplishments discussed above under “—Potential Annual Cash Bonuses.”

B. F. Weatherly, Chairman
L. Richard Flury
John C. Wallace
Richard O. Wilson

PERFORMANCE GRAPH
     The following graph compares the yearly percentage change for the five years ended December 31, 2005, in the cumulative total shareholder return on the Company’s Common Stock against the cumulative total return for the (i) Hemscott Industry and Market Index of SIC Group 123 (the “Hemscott Group Index”) consisting of independent oil and gas drilling and exploration companies and (ii) the New York Stock Exchange Market Index. The comparison of total return on an investment for each of the periods assumes that $100 was invested on December 31, 2000 in the Company, the Hemscott Group Index and the New York Stock Exchange Market Index, and that all dividends were reinvested.

	2000	2001	2002	2003	2004	2005
Callon Petroleum Company	$100	$41	$20	$62	$87	$106
Hemscott Group Index	$100	$72	$66	$87	$122	$192
NYSE Market Index	$100	$91	$74	$96	$109	$118

PROPOSAL II
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of Independent Registered Public Accounting Firm
     The Audit Committee of the Board of Directors is required by law and applicable New York Stock Exchange rules to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accountants. The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, for the examination of the accounts and audit of the financial statements of the Company for the year ending December 31, 2006. While Shareholder ratification is not required by the Company’s bylaws or otherwise, the Board of Directors will present a proposal to the Shareholders to approve and ratify as part of good corporate governance principles, the engagement of Ernst & Young LLP. If the Shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its Shareholders. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if he desires, and to respond to appropriate questions.
     Management recommends that the Shareholders approve and ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006. Unless otherwise indicated, all properly executed Proxies received by the Company will be voted “FOR” such ratification at the Annual Meeting.
PROPOSAL III
APPROVAL OF THE CALLON PETROLEUM COMPANY
2006 STOCK INCENTIVE PLAN
General
          At a meeting held on March 9, 2006, the Board of Directors of the Company approved the Callon Petroleum Company 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”), subject to the approval of the shareholders of the Company. At the Meeting, Shareholders will be asked to approve and ratify the adoption of the 2006 Stock Incentive Plan. The Board of Directors believes that the approval of the 2006 Stock Incentive Plan is in the best interests of the Company and its Shareholders. The 2006 Stock Incentive Plan will authorize the Board of Directors to award grants at any time following the effective date of the 2006 Stock Incentive Plan. Accordingly, Shareholder approval of the 2006 Stock Incentive Plan will constitute approval of all awards made under the 2006 Stock Incentive Plan without further approval from the shareholders, except as may be required by the 2006 Stock Incentive Plan.
          The 2006 Stock Incentive Plan is in addition to the Company’s existing stock option plans. See “Executive Compensation — Stock-Based Incentive Compensation Plans.”
          The purpose of the 2006 Stock Incentive Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by attracting, motivating and retaining key employees and directors and providing such participants in the 2006 Stock Incentive Plan with a program for obtaining an ownership interest in the Company that links and aligns their personal interests with those of the Company’s shareholders, thus enabling such participants to share in the long-term growth and success of the Company. To accomplish these goals, the 2006 Stock Incentive Plan permits the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, and other stock-based awards, some of which may require the satisfaction of performance-based criteria in order to be payable to participants. If approved, the 2006 Stock Incentive Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that the Company places on motivating and rewarding superior results with long-term, performance-based incentives.

Description of the 2006 Stock Incentive Plan
          The following is a summary of the principal features of the 2006 Stock Incentive Plan and its operation. For additional details regarding the 2006 Stock Incentive Plan you should refer to the full text of the 2006 Stock Incentive Plan, a copy of which is attached to this proxy statement as Exhibit A.
          Administration. The 2006 Stock Incentive Plan is administered by Compensation Committee (“Committee”) appointed by the Board of Directors. The Committee is composed of all four directors who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code and/or as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2006 Stock Incentive Plan, the Committee has power to select the persons eligible to receive awards, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. To the extent permitted by applicable law, the Committee may delegate its authority under the 2006 Stock Incentive Plan described in the preceding sentence to officers or other employees of the Company. The Committee also has the authority to interpret the 2006 Stock Incentive Plan and establish, amend or waive rules necessary or appropriate for the administration of the 2006 Stock Incentive Plan.
          Eligibility. Any employee or director of the Company who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company is eligible to participate in the 2006 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations may be granted (in the case of stock options and stock appreciation rights), or have vested (in the case of restricted stock or other stock-based awards), awards relating to more than 5% of the common shares outstanding at the time such awards are granted.
          Shares Subject to the 2006 Stock Incentive Plan. The maximum number of the Corporation’s common shares, without par value, that may be delivered pursuant to awards granted under the 2006 Stock Incentive Plan is 500,000 common shares. Any shares subject to an award under the 2006 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse, or are otherwise cancelled in a manner such that the common shares covered by such award are not issued may again be used for awards under the 2006 Stock Incentive Plan. Only the net shares issued upon vesting of restricted stock and only shares issued as a result of a “cashless” exercise of a stock option or an incentive stock option shall be considered issued under the 2006 Stock Incentive Plan. A maximum of 500,000 common shares may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2006 Stock Incentive Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2006 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. The number of common shares available for future awards is reduced by the net number of shares issued pursuant to an award.
          Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a non-statutory stock option by a participant in the plan to family members, trusts and entities owned by family members.
          Amendment of the 2006 Stock Incentive Plan. The Board of Directors has the power and authority to terminate or amend the 2006 Stock Incentive Plan at any time; provided, however, the Board of Directors may not, without the approval of shareholders:
•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2006 Stock Incentive Plan;

•	amend the requirements as to the class of employees eligible to purchase common shares under the 2006 Stock Incentive Plan;

•	extend the term of the Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

          In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common shares are then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the 2006 Stock Incentive Plan shall not be amended without approval of the Company’s shareholders. No amendment to the 2006 Stock Incentive Plan may adversely affect any rights of a holder of an outstanding award under the 2006 Stock Incentive Plan without such holder’s consent.
     Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 20% or more of the Company’s common shares or combined voting power;

•	Individuals who constitute the Board of Directors of the Company as of the effective date of the 2006 Stock Incentive Plan, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	the consolidation, merger or the sale or other disposition of all or substantially all of the assets of the Company;

•	the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

•	the bankruptcy of the Company.
          The Board of Directors may determine that any of the events described above will not constitute a change in control.
          Award Agreements and Term. All awards under the 2006 Stock Incentive Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No incentive stock options may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common shares, 5 years from the date of grant. In no event, however, may incentive stock options be granted after the expiration of ten (10) years from the effective date of the 2006 Stock Incentive Plan.
          Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of common shares at a specified price per share. In the discretion of the Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees of the Company. The aggregate fair market value of the common shares with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000.
          The Committee may fix any price as the purchase price per common share which may be purchased under a non-statutory stock option. The purchase price per common shares which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common shares on the date of grant. The exercise price for common shares acquired on exercise of a stock option must be paid in cash, or, if approved by the Committee, delivery of shares of the Company’s common shares that have been held by the optionee for at least six months with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.
          Stock Appreciation Rights (SARs). The grant of a SAR provides the holder with the right to receive a payment in common shares equal to the excess of the fair market value of a specified number of common shares on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of the Company’s common shares on the date of the grant of the SAR.
          Restricted Stock. A grant of restricted stock is an award of common shares subject to restrictions or limitations set forth in the 2006 Stock Incentive Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award. Except for the right to vote the shares (unless otherwise provided in the applicable award agreement) and limitations on transfer or limitation set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Company, including, if provided in the applicable award agreement, the right to receive any dividends thereon.
     Termination of Employment, Death, Disability and Retirement. Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions in an award agreement, the period during which vested awards may be exercised following a termination of employment are described below.
(a)	If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment.

(b)	In the event of the termination of participant’s employment for cause, all vested awards immediately expire.

(c)	Upon a participant’s retirement, any vested award shall expire on the earlier of the expiration date set forth in the award agreement for such award or one year after the date of retirement (three months in the case of incentive stock options).

(d)	Upon the death or disability of a participant, any vested award shall expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.
Federal Income Tax Consequences
     The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the 2006 Stock Incentive Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This summary is based upon provisions of the Internal Revenue Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Internal Revenue Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis). The federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2006 Stock Incentive Plan.
     Non-statutory Stock Options. A participant receiving a non-statutory stock option that has been issued with an exercise price not less than the fair market value of the Company’s common shares on the grant date will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-statutory stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.
     Incentive Stock Options. Incentive stock options granted under the 2006 Stock Incentive Plan are intended to meet the definitional requirements of Section 422 of the Internal Revenue Code for “incentive stock options.” A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory options.
     Payment Using Shares. If a participant pays the exercise price of a non-statutory or incentive stock option with previously-owned common shares of the Company and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-statutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.
     Stock Appreciation Rights and Restricted Stock. A participant receiving a grant of SARs or restricted stock under the 2006 Stock Incentive Plan will not recognize income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes the election described below with respect to restricted stock. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant of restricted stock, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.
     Requirements Regarding “Deferred Compensation.” Certain of the benefits under the 2006 Stock Incentive Plan may constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code, a recently enacted provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.
     ERISA. The Company believes that the 2006 Stock Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2006 Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.

Federal Tax Withholding
     Any ordinary income realized by a participant upon the exercise of an award under the 2006 Stock Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).
     To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.
     Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.
     Deferred compensation that is subject to Section 409A of the Internal Revenue Code will be subject to certain federal income tax withholding and reporting requirements. However, pursuant to IRS Notice 2005-94, the IRS has suspended these withholding and reporting requirements until further IRS guidance is issued.
Million Dollar Deduction Limit and Other Tax Matters
     The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company intends that benefits in the form of stock options and restricted stock will be exempt from the $1,000,000 limitation on deductible compensation either as performance-based compensation or otherwise.
     If a individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Internal Revenue Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Internal Revenue Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, (ii) the loss by the Company of a compensation deduction on the value of such accelerated rights, and (iii) the loss by the Company of a compensation deduction.
Awards Granted under the 2006 Stock Incentive Plan
     At March 24, 2006, the Company estimates that approximately 40 officers, employees and directors were eligible to participate in the 2006 Stock Incentive Plan. Because the Committee has the discretion to grant awards under the 2006 Stock Incentive Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees and directors under the 2006 Stock Incentive Plan. On March 24, 2006, the closing price of the Company’s common shares on the New York Stock Exchange was $20.22 per share.

Securities Authorized for Issuance under Equity Compensation Plans
     As of December 31, 2005, the Company had the following securities issuable pursuant to outstanding option award agreements, weighted-average option exercise price, and remaining shares reserved for future issuance under the Company’s existing Stock Incentive Plans:

			Remaining Shares
		Weighted Average	Reserved for Future
Plan Category	Options Outstanding (a)	Exercise Price (b)	Issuance (c)
Plans approved by Shareholders	1,068,675	$10.55	686,957
Plan not approved by Shareholders	136,883	$6.72	35,666
All Plans	1,205,558	$10.11	722,633

(a)	Represents the number of common shares to be issued upon exercise of outstanding option award agreements.

(b)	Represents the weighted-average exercise price of outstanding options.

(c)	Represents the number of remaining shares available for future issuance (excluding shares reflected in the first column.)
Shareholder Approval
     At the Meeting, shareholders will be asked to approve and ratify the adoption of the 2006 Stock Incentive Plan. Such action requires the affirmative vote of a majority of the votes cast on the matter, excluding broker non-votes.
The Board of Directors recommends that you vote “FOR” this Proposal.
SHAREHOLDERS’ PROPOSALS
FOR 2007 ANNUAL MEETING
     Shareholders who desire to present proposals at the 2007 Annual Meeting of Shareholders and to have proposals included in the Company’s proxy materials must submit their proposals to the Company at its principal executive offices not later than December 15, 2006. If the date of the 2007 Annual Meeting of Shareholders is changed by more than 30 days from the date of the 2006 Annual Meeting of Shareholders, the deadline for submitting proposals is a reasonable time before the Company begins to print and mail its proxy materials for its 2007 Annual Meeting of Shareholders.
     The person named in the Company’s form of proxy for the 2006 Annual Meeting will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive notice by February 28, 2007, unless the Company changes the date of its 2007 Annual Meeting of Shareholders by more than 30 days from the date of the 2006 Annual Meeting of Shareholders, in which case such persons will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Company mails its proxy materials for the 2007 Annual Meeting of Shareholders.
     If the date of the 2007 Annual Meeting of Shareholders is advanced or delayed by more than 30 calendar days from the date of the 2006 Annual Meeting of Shareholders, the Company shall, in a timely manner, inform Shareholders of such change, by including a notice, under Item 5, in its earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in the Company’s proxy statement and the new date for determining whether the Company may exercise discretionary voting authority because it has not received timely notice of a matter.
     In order to avoid controversy as to the date on which the Company receives any such proposal, it is suggested that Shareholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.

FINANCIAL STATEMENTS AND OTHER AVAILABLE DOCUMENTS
     Financial statements of the Company for its most recent fiscal year are contained in the 2005 Annual Report and the Company’s Report on Form 10-K. Printed copies of the Company’s Annual Report, the Company’s Annual Report on Form 10-K, Corporate Governance Principles, Code of Business Conduct and Ethics and Charters of Board Committees are available to Shareholders upon written request to the Corporate Secretary, Callon Petroleum Company, 200 North Canal Street, Natchez, Mississippi 39120. You may also view the documents on the Company’s website at www.callon.com.
OTHER BUSINESS
     The Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those described above. If other business comes before the Annual Meeting, the persons named on the Proxy will vote the Proxy in accordance with what they consider to be in the best interests of the Company and its Shareholders.
     Please sign, date, and return your proxy promptly to avoid unnecessary expense. All Shareholders are urged, regardless of the number of shares owned, to participate in the 2006 Annual Meeting by returning their proxy in the enclosed business reply envelope.

By order of the Board of Directors

/S/ Fred L. Callon

Fred L. Callon
Chairman, President and
Chief Executive Officer
Natchez, Mississippi
April 14, 2006

Exhibit A
CALLON PETROLEUM COMPANY
2006 Stock Incentive Plan
(Effective May 4, 2006)
SECTION 1
General Provisions Relating to
Plan Governance, Coverage and Benefits
1.1	Establishment and Purpose

Callon Petroleum Company, a Delaware corporation, (the “Company") hereby establishes the Callon Petroleum Company 2006 Stock Incentive Plan effective as of May 4, 2006 (the “Effective Date") (the “Plan") for the benefit of the Company and the participants in the Plan.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment and retention of selected key Employees and Outside Directors, (b) motivating superior performance of key Employees and Outside Directors by means of long-term incentives, (c) encouraging and providing key Employees and Outside Directors with a program for obtaining ownership interests in the Company that link and align their personal interests to those of the Company’s stockholders, (d) maintaining competitive compensation levels, thereby attracting and retaining key Employees and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees and Outside Directors to share in the long-term growth and success of the Company.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until the earlier of the date that (a) all Shares subject to the Plan have been purchased or acquired according to its provisions or (b) the Plan terminates pursuant to Section 6.18. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2	Definitions

The following terms shall have the meanings set forth below:
(a)	Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b)	Board. The Board of Directors of the Company.

(c)	CEO. The Chief Executive Officer of the Company.

(d)	Change in Control. Any of the events described in and subject to Section 5.8.

(e)	Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder. References herein to any provision of the Code shall refer to any successor provision thereto.

(f)	Committee. A committee appointed by the Board to administer the Plan. The Plan shall be administered by the Compensation Committee appointed by the Board consisting of not less than three directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). The Compensation Committee of the Board may appoint a subcommittee provided that, in all events, the members of the Committee for purposes of the Plan satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may divide the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(f), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
(g)	Common Stock. The common stock of the Company, no par value per share and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(h)	Company. Callon Petroleum Company and any successor in interest thereto.

(i)	Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(j)	Disability. Disability means that the Grantee, because of ill health, physical or mental disability or any other reason beyond his control, is unable to perform his employment duties for a period of six (6) continuous months, as determined in good faith by the Committee. With respect to any Incentive Stock Option, however, “Disability” means permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this paragraph, in the event any Incentive Award is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Disability” for purposes of such Incentive Award shall be the definition of “disability” provided for under Code Section 409A and the regulations or other guidance issued thereunder.

(k)	Employee. Any employee of the Company within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company, including, without limitation, officers who are members of the Board.

(l)	Employment. Employment means that the individual is employed as an Employee, or engaged as an Outside Director, by the Company, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by an employee and (ii) current membership on the Board by an Outside Director.

Notwithstanding anything in the Plan to the contrary, in the event an Incentive Award issued under the Plan is subject to Code Section 409A, then, to the extent necessary to comply with Code Section 409A, no Employee or Outside Director shall be deemed to have suffered a termination of Employment, unless such termination of Employment constitutes a “separation from service” as defined under Code Section 409A and the regulations or other guidance issued thereunder.

(m)	Exchange Act. The Securities Exchange Act of 1934, as amended.

(n)	Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be the average of the opening and closing prices of a Share on the date as of which Fair Market Value is to be determined, or if no such sales were made on such date, the closing sales price on the immediately preceding business day of a Share as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion and using a reasonable valuation method in accordance with the requirements of Code Section 409A and the regulations and other guidance issued thereunder. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

(o)	Grantee. Any Employee or Outside Director who is granted an Incentive Award under the Plan.

(p)	Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(q)	Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement are further defined in Section 5.1.

(r)	Incentive Award or Award. A grant of an award under the Plan to a Grantee, including any Non-statutory Stock Option, Incentive Stock Option, Stock Appreciation Right (SAR), or Restricted Stock Award.

(s)	Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and is intended to qualify as an Incentive Stock Option under Code Section 422.

(t)	Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(u)	Non-statutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(v)	Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(w)	Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(x)	Outside Director. A member of the Board who is not at the time of grant of an Incentive Award, an Employee.

(y)	Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(z)	Plan. The Callon Petroleum Company 2006 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

(aa)	Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(bb)	Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(cc)	Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(dd)	Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(ee)	Retirement. The voluntary termination of Employment from the Company constituting retirement for age (i) on any date after the Employee attains the normal retirement age of 62 years, or (ii) an earlier retirement date for age as expressly agreed to by the Committee and designated by the Committee in the Employee’s individual Incentive Agreement.

(ff)	Share. A share of the Common Stock of the Company.

(gg)	Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.6.

(hh)	Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(ii)	Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.5.

(jj)	Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Non-statutory Stock Option granted to an Employee or Outside Director, which Option provides the Grantee with the right to purchase Shares of Common Stock upon specified terms. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(kk)	Subsidiary. Any (i) corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above, except that with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
1.3	Plan Administration
(a)	Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b)	Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
(c)	Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d)	Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award (except for an Incentive Award that is a SAR), eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation subject to Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant.

(e)	Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to grant Incentive Awards or (ii) to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act.

(f)	Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g)	Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

(h)	Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, pursuant to any separate indemnification or hold harmless agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
1.4	Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 5.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) five hundred thousand (500,000) Shares of Common Stock. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, lapse, or are settled in cash in lieu of Common Stock or in another manner such that all or some of the Shares covered by the Incentive Award are either not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again, in each case, immediately become available for Incentive Awards to be granted under the Plan. The aggregate number of Shares of Common Stock which may be issued upon exercise of ISOs shall be five hundred thousand (500,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum, only the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the “performance-based exception” under Code Section 162(m), the following rules shall apply to grants of Incentive Awards to Covered Employees:
(a)	Subject to adjustment as provided in Section 5.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards (including Stock Options, SARs, and Restricted Stock) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be two hundred thousand (200,000) Shares.

(b)	Subject to the limitation of paragraph (a) above, the maximum aggregate number of Shares issuable to any one person pursuant to Incentive Awards shall be five percent (5%) of the number of Shares of Common Stock outstanding at the time of the grant of an Incentive Award.

(c)	With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or re-priced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).
1.5	Share Pool Adjustments for Awards and Payouts

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(a)	Stock Option;

(b)	SAR;

(c)	Restricted Stock Award; and

(d)	A payout of an Other Stock-Based Award in Shares.
The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(a)	A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

(b)	Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Incentive Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 1.4 above as the maximum number of Shares that may be delivered pursuant to Incentive Stock Options.
1.6	Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7	Participation
(a)	Eligibility. The Committee shall from time to time designate those Employees and/or Outside Directors to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee, who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

(b)	Incentive Stock Option Eligibility. No individual shall be eligible for the grant of any Incentive Stock Option except an Employee. However, no Employee shall be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such ISO is granted, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply from the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8	Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards (as described in Section 4), or any combination of the foregoing.
SECTION 2
Stock Options and Stock Appreciation Rights
2.1	Grant of Stock Options

The Committee is authorized to grant (a) Non-statutory Stock Options to Employees and Outside Directors and (b) Incentive Stock Options to Employees only in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

2.2	Stock Option Terms
(a)	Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b)	Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)	Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.4(a).

(d)	Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant for ISO grants or five (5) years for ISO grants to 10% or greater stockholders pursuant to Section 1.7(b). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e)	Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment before the Stock Option or portion thereof will become exercisable. All such terms and conditions shall be set forth in the Incentive Agreement.

(f)	$100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Non-statutory Stock Option but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d).
2.3	Stock Option Exercises
(a)	Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense

(or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker affecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration; including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.
As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
Subject to Section 5.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.4(a).
(b)	Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c)	Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)	Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4	Stock Appreciation Rights
(a)	Grant. The Committee may grant Stock Appreciation Rights that are independent of Non-statutory Stock Options (“SARs”), but only with respect to Shares that are traded on an established securities exchange. All SARs granted under the Plan are intended to satisfy the requirements for stock appreciation rights to be exempt from the requirements of Code Section 409A, and therefore not provide for any deferral of compensation subject to Code Section 409A.
(b)	General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c)	Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant, provided that such terms and conditions are not inconsistent with the Plan. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d)	Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in Shares within 30 calendar days of the exercise date. In no event shall any SAR be settled in any manner other than by delivery of Shares that are traded on an established securities market. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
SECTION 3
Restricted Stock
3.1	Award of Restricted Stock
(a)	Grant. With respect to a Grantee who is an Employee or Outside Director, Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to, or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83.

(b)	Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall not constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee or Outside Director, as applicable, and shall not entitle such Grantee to any voting and other ownership rights in such Shares until the date the Restriction Period ends.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2	Restrictions
(a)	Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b)	Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Callon Petroleum Company 2006 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Callon Petroleum Company 2006 Stock Incentive Plan a copy of the Plan and Incentive Agreement are on file in the main corporate office of Callon Petroleum Company.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
(c)	Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.
3.3	Delivery of Shares of Common Stock

Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4	Performance Goals. Awards of Restricted Stock under the Plan may be made subject to the attainment of any of this goals described in this Section 3.4 (“Performance Goals”) relating to one or more business criteria which, where applicable, shall be within the meaning of Code Section 162(m) and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ [equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.
SECTION 4
Other Stock-Based Awards
4.1	Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, and other rights convertible into Shares. As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined and provided by the Committee.
4.2	Other Stock-Based Award Terms
(a)	Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b)	Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.

(c)	Other Terms. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement, provided that such terms and conditions are consistent with the Plan.

(d)	Payment. Other Stock-Based Awards shall be paid in Shares, in a single payment or in installments on such dates as determined by the Committee; all as specified in the Incentive Agreement.
SECTION 5
Provisions Relating to Plan Participation
5.1	Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the

Company, (e) shall forfeit an Incentive Award if terminated for cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

5.2	No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

5.3	Securities Requirements

The Company shall be under no obligation to affect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
5.4	Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Non-statutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Non-statutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Non-statutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.4, (C) subsequent transfers of transferred Non-statutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Non-statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 5.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Non-statutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.4 shall be void and ineffective. All determinations under this Section 5.4 shall be made by the Committee in its discretion.
5.5	Rights as a Stockholder
(a)	No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b)	Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
5.6	Change in Stock and Adjustments
(a)	Changes in Law or Circumstances. Subject to Section 5.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b)	Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
(c)	Recapitalization of the Company. Subject to Section 5.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefore in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 5.6(c).

(d)	Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 5.6 and subject to Section 5.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e)	Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f)	Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
Notwithstanding the previous paragraph of this Section 5.6(f), but subject to the accelerated vesting and other provisions of Section 5.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:
(i)	cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)	provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 5.6(f).
5.7	Termination of Employment, Death, Disability and Retirement
(a)	Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

(b)	Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

Unless otherwise provided in the applicable Incentive Agreement, when used in connection with the termination of a Grantee’s Employment, “Cause” shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of:
(i)	the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony or entering the plea of nolo contendere to such crime by Grantee;

(ii)	the commission by the Grantee of a material act of fraud upon the Company or any Parent or Subsidiary;

(iii)	the material misappropriation by the Grantee of any funds or other property of the Company or any Parent or Subsidiary;

(iv)	the knowing engagement by the Grantee without the written approval of the Board, in any material activity which directly competes with the business of the Company or any Parent or Subsidiary, or which would directly result in a material injury to the business or reputation of the Company or any Parent or Subsidiary; or

(v)	with respect to any Grantee who is an Employee (A) a material breach by Employee during his employment period of any of the restrictive covenants set out in his employment agreement with the Company or any Parent or Subsidiary, if applicable, or (B) the willful, material and repeated nonperformance of Employee’s duties to the Company or any Parent or Subsidiary (other than by reason of Employee’s illness or incapacity), but Cause shall not exist under this clause; or (v)(A) or (v)(B) until after written notice from the Board has been given to Employee of such material breach or nonperformance (which notice specifically identifies the manner and sets forth specific facts, circumstances and examples in which the Board believes that Employee has breached the agreement or not substantially performed his duties) and Employee has failed to cure such alleged breach or nonperformance within the time period set by the Board, but in no event less than thirty (30) business days after his receipt of such notice; and, for purposes of this clause (v), no act or failure to act on Employee’s part shall be deemed “willful” unless it is done or omitted by Employee not in good faith and without his reasonable belief that such action or omission was in the best interest of the Company (assuming disclosure of the pertinent facts, any action or omission by Employee after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful for purposes of this definition of “Cause”).
(c)	Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:
(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)	any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) one year after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
(d)	Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:
(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)	any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 5.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 5.7(d) has occurred.
(e)	Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee or Outside Director, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. Notwithstanding the foregoing, no amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to Code Section 409A, unless otherwise determined and provided by the Committee.
5.8	Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
(a)	all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b)	all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c)	all of the Performance-Based Stock-Based Awards and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:
(a)	any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction;

(b)	any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

(c)	the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

(d)	the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the effective date of the Plan and whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of the Plan or whose election or nomination for election was previously so approved;

(e)	the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 20% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the effective date of the Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the effective date of the Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or
(f)	in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.
Notwithstanding the occurrence of any of the foregoing events set out in this Section 5.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (a) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (b) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.
Notwithstanding the foregoing provisions of this Section 5.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A for deferred compensation, Change in Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and any regulations issued thereunder, which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions as determined in the discretion of the Committee.
5.9	Exchange of Incentive Awards

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.10	Financing

Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 6
General
6.1	Effective Date and Grant Period

This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the “performance-based exception” under Code Section 162(m) shall not be granted until the terms of the Plan are disclosed to, and approved by, the stockholders of the Company in accordance with the requirements of the “performance-based exception” under Code Section 162(m).

6.2	Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
6.3	Withholding Taxes
(a)	Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b)	Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c)	Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

(d)	Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short-term or demand basis, from the Company to a Grantee who is an Employee to permit the payment of taxes required by law.
6.4	No Guarantee of Tax Consequences

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5	Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

6.6	Deferrals

The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance-Based Stock-Based Awards or Other Stock-Based Awards.

6.7	Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:
(a)	except as provided in Section 5.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

(b)	amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c)	extend the term of the Plan; or,

(d)	if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the “performance-based exception” under Code Section 162(m) or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.
6.8	Requirements of Law
(a)	Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
(b)	Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 6.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 6.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
6.9	Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

6.10	Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the “performance-based exception” under Code Section 162(m), except for grants of Non-statutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the “performance-based exception” under Code Section 162(m) as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the “performance-based exception” under Code Section 162(m) to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

6.11	Notices
(a)	Notice from Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

(b)	Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
6.12	Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.

6.13	Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.14	Miscellaneous Provisions
(a)	No Employee, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)	The expenses of the Plan shall be borne by the Company.

(c)	By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
6.15	Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.16	Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.17	Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

6.18	Term of the Plan

Unless terminated earlier pursuant to Section 6.7 hereof, the Plan shall terminate as of the close of business on May 3, 2016, and no Incentive Award may be granted under the Plan thereafter, but such termination shall not affect any Incentive Award issued or granted on or prior to such termination date.
IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of May 4, 2006.

CALLON PETROLEUM COMPANY

By:	/s/ Fred L. Callon

Name:	Fred L. Callon
Title:	President & Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF
CALLON PETROLEUM COMPANY
May 4, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
☒

							FOR	AGAINST	ABSTAIN
1.	Election of Directors:				2.	To ratify the appointment of Ernst & Young LLP as Company’s Independent Registered Public Accounting firm.	☐	☐	☐
☐		NOMINEES:
	FOR ALL NOMINEES	¡	Fred L. Callon
		¡	L. Richard Flury			To approve and ratify the Callon Petroleum Company 2006 Stock Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES				3.

☐	FOR ALL EXCEPT (See Instructions below)				4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

					THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

					PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CALLON PETROLEUM COMPANY
200 North Canal Street, Natchez, Mississippi 39120
Proxy Solicited on Behalf of the Board of Directors
of the Company for the Annual Meeting on May 4, 2006
      The undersigned hereby constitutes and appoints Fred L. Callon his true and lawful agent and proxy with full power of substitution in each, to represent and to vote, as designated on the reverse, all of the shares of Common Stock of Callon Petroleum Company, held of record by the undersigned on March 24, 2006 at the Annual Meeting of Shareholders to be held at 9:00 a.m. in the St. Louis Room of the Natchez Convention Center, 211 Main Street, Natchez, Mississippi 39120 on May 4, 2006, and at any adjournments thereof, on all matters coming before said meeting.
      IF NO DIRECTION AS TO THE MANNER OF VOTING THIS PROXY IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3 AS INDICATED ON THE REVERSE SIDE HEREOF.
      You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this card.
(Continued and to be signed on the reverse side)

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